UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 21, 2013

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-8931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2013, the Executive Compensation Committee (the “Committee”) of the Board of Directors of Cubic Corporation (the “Company”) approved certain elements of the Company’s executive compensation plan, including the addition of a long-term equity incentive award program and base salary adjustments for certain of the Company’s named executive officers (“NEOs”).

Long-Term Equity Incentive Award Program

Historically, the Company’s executive compensation plan has focused on two elements: base salary and an annual performance bonus.  In consultation with the Committee’s independent compensation consultant, the Committee has determined to include equity awards as an element of the executive compensation plan, as an incentive for selected individuals to lead the Company in achieving long-term goals and to align their interests with the long-term interests of the Company’s shareholders.  Accordingly, on March 21, 2013, the Committee approved and awarded restricted stock units (“RSUs”) to the NEOs listed below, each of which were made under the Company’s 2005 Equity Incentive Plan.

Name	Title	Time-Based Vesting RSUs	Target Number of Performance-Based Vesting RSUs

William W. Boyle	Chief Executive Officer	34,278	11,426

John D. Thomas	Executive Vice President and Chief Financial Officer	25,709	8,570

Mark A. Harrison	Senior Vice President and Corporate Controller	8,570	2,857

Walter C. Zable	Executive Chairman of the Board of Directors	3,428	—

Each RSU represents a contingent right to receive one share of the Company’s common stock.  The time-based vesting RSUs vest in four equal installments on each of October 1, 2013, 2014, 2015 and 2016, subject to the recipient’s continued service with the Company through such date.  Dividend equivalent rights accrue with respect to the RSUs when and as dividends are paid on the Company’s common stock and vest proportionately with the RSUs to which they relate.  Vested shares will be delivered to the recipient following each vesting date.  The RSUs shall vest immediately upon a recipient’s termination of employment or service as a result of his or her death or disability, or upon a recipient’s termination without cause or resignation for good reason under certain circumstances.

The performance-based vesting RSUs are intended to reward the achievement of sales growth and return on equity objectives over a three-year performance period.  The performance period for the performance-based vesting RSUs granted on March 21, 2013 commenced on October 1, 2012 and will end on September 30, 2015.  Specifically, recipients of the performance-based vesting RSUs will be eligible to vest in the RSUs at the end of the three-year performance period based on the achievement of specified sales growth and return on equity targets for the performance period established by the Committee, subject to the recipient’s continued service with the Company through such vesting date, except as otherwise provided in the applicable RSU agreement.  The RSUs vest based 50% on sales growth achievement and 50% on return on equity achievement by the Company during such performance period.  If the Company’s sales growth achievement and/or return on equity achievement for the performance period equals or exceeds one of three different achievement levels (threshold, target and maximum), then a certain percentage of the RSUs will vest (25%, 100% and 200%, respectively).  The percentage for determining the number of RSUs that will vest if performance is between the specified achievement levels will be determined by linear interpolation between the applicable achievement amounts for each measure.

The Company’s sales growth generally means the aggregate of the Company’s sales during the performance period, divided by a baseline sales level determined by the Committee.  The Company’s return on equity for the performance period generally means the Company’s net income return on equity, expressed as an average annual percentage of beginning equity.

Following the completion of the three-year performance period, the Committee will certify the Company’s performance relative to the sales growth and return on equity objectives for such performance period.  As described above, based on the level of such sales growth and return on equity, the number of target RSUs granted to a recipient will be multiplied by a percentage from 0% to 200% to determine the number of RSUs vesting.  Dividend equivalent rights accrue with respect to the RSUs when and as dividends are paid on the Company’s common stock and vest proportionately with the RSUs to which they relate.  Vested shares will be delivered to the recipient following the vesting date.

Upon a change in control of the Company, a number of performance-based vesting RSUs equal to the target RSUs will vest immediately prior to the date of such change in control.  In addition, a number of performance-based vesting RSUs equal to the target RSUs will vest immediately upon a recipient’s termination of employment or service as a result of his or her death, disability, termination without cause or resignation for good reason; however, in the event of a recipient’s termination without cause or resignation for good reason, the target RSUs vesting as a result of such termination will be prorated for the portion of the performance period that has elapsed prior to the date of such termination.

The RSU awards are intended to be an ongoing part of the Company’s executive compensation plan.  It is expected that the Committee may approve RSU awards in appropriate amounts in future years that are of a similar type to those described above, but those awards may vest based on different performance objectives; however, the Committee is not obligated to do so.

The foregoing provides only a brief description of the terms and conditions of the RSU awards, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the forms of the RSU award agreements, copies of which will be filed by the Company as exhibits to the Company's quarterly report on Form 10-Q for the quarterly period ending March 31, 2013.

Base Salary Adjustments

On March 21, 2013, the Committee established the following annual base salaries for certain NEOs, effective January 31, 2013: Mr. Boyle, $750,000; Mr. Thomas, $475,000; and Mr. Zable, $600,000.  The Committee also set the target annual cash bonus for Mr. Boyle at 100% of his base salary.  Base salaries and target bonuses for other NEOs were not changed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2013	CUBIC CORPORATION

	By:	/s/ James R. Edwards
	Name:	James R. Edwards
	Title:	Senior Vice President,
General Counsel & Secretary